UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 10, 2003

Commission File No. 1-16263

Marine Products Corporation

(exact name of registrant as specified in its charter)

Delaware	58-2572419
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

2170 Piedmont Road, NE, Atlanta, Georgia  30324

(Address of principal executive offices)       (zip code)

(404) 321-7910

Registrant’s telephone number, including area code

Item 5.  Other Events

On April 10, 2003, registrant issued a press release entitled “Marine Products Corporation Reports Stock Buyback,” that announced the repurchase of 101,990 shares of Marine Products Corporation common stock during the first quarter of 2003.

Item 7.  Financial Statements and Exhibits

(c) Exhibits.

Exhibit 20 – Press release dated April 10, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marine Products Corporation

Date: April 15, 2003	/s/ BEN M. PALMER
Ben M. Palmer
Vice President,
Chief Financial Officer, Treasurer, and Assistant Secretary